U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                          FORM 8-K/A 1


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                   Date of Report: May 9, 1997
             (Amending Report Dated April 15, 1997)



                       IRON HOLDINGS CORP.
             (f/k/a Comstock Tailings Company, Inc.)
     (Exact name of registrant as specified in its charter)



                             NEVADA
         (State or other jurisdiction of incorporation)



                0-24590                       84-1275559
         (Commission File No.)               (IRS Employer
                                           Identification No.)



              88-90 103rd Ave.
             Ozone Park, N.Y.                    11417
(Address of principal executive offices)       (Zip code)






Registrant's telephone number, including area code:
(718) 323-4537

Item 1(a). Change in Control of Registrant.

     Effective March 31, 1997, pursuant to a definitive agreement (attached hereto and incorporated herein as Exhibit 2.0) (the "Agreement") Comstock Tailings Company, Inc. (the "Company") acquired all of the issued and outstanding securities of Iron Holdings Corp., ("IHC"), a New York corporation. The terms of the transaction involved the Company issuing an aggregate of 4,500,000 shares of its "restricted" common stock to the former shareholders of IHC in exchange for all of the issued and outstanding stock of IHC. IHC did not survive the transaction. The Company also changed its name to "Iron Holdings Corp."

     Pursuant to the terms of the Agreement the Company's officers and directors, Joel Feinberg, Suzanne Maisch and Paul Abbondante, resigned their respective positions in the Company and the following persons were appointed as new officers and/or directors of the Company:

                NAME                             OFFICE

          Anthony E. Gurino             Chief Executive Officer,
                                        President and Corporate
                                        Secretary, Director

          Angelo Gurino                 Vice President, Treasurer
                                        and Director

          Dennis Sommeso                Assistant Secretary and
                                        Director

          Johanna Stanziale             Director

     The percentage of voting securities of the Company now beneficially owned directly or indirectly by the entity who acquired control and the identity of the entities who acquired control are as follows:

                                                          Percent
Name of                       Amount and Nature of           of
Beneficial Owner              Beneficial Ownership         Class
Anthony E. Gurino                  2,000,000                40%
86-20 164th Avenue
Queens, NY  11414

Angelo Gurino, Sr.                 2,000,000                40%
164-53 85th
Howard Beach, NY  11414

Dennis Sommeso                       490,000                 9.8%
2 Bushwick Street
Melville, NY  11747

Johanna Stanziale                     10,000                  *
149-35 80th Street
Howard Beach, NY  11414

All Proposed Directors             4,500,000                90%
and Officers as a
Group (4 persons)

*  Less than 1%

Item 2.  Acquisition or Disposition of Assets.

     Effective March 31, 1997, the Company acquired all of the issued and outstanding securities of IHC, consisting of 4,500,000 shares of common stock, par value $.001 per share. The nature and amount of consideration given in connection with the agreement was the issuance of 4,500,000 shares of "restricted" common stock of the Company to the former IHC shareholders. The consideration given and received was determined by arms-length negotiations between the principals of the Company and principals of IHC. No material relationship existed or presently exists between management of the companies.

     The Company is now a holding company for Iron Eagle Contracting and Mechanical, Inc., a New York corporation ("IECM"), which was acquired in January 1997. IECM is engaged in the development and construction of projects in the New York Metropolitan area and is presently involved in various real estate projects and utility and mechanical projects with the New York City Department of Transportation ("NYCDOT"), the New York City Department of Environmental Protection ("NYCDEP"), the New York State Office of General Services ("NYSOGS"), Nassau County, and other city, county and local municipalities in the New York area, ranging in scope from basic water main installations to the replacement of sludge cake belts to the reconstruction of sluice gate operators and telemetry systems to construction of pre-engineered buildings and remodeling of existing buildings.

     In addition to continuing to submit competitive bids on NYCDOT, NYCDEP, New York City Department of Parks and Recreation, and New York and New Jersey Port Authority contracts as well as other projects in the New York area on a sub-contract basis, the Company intends to purchase and invest in commercial real estate in the New York area.

     The Company will continue to bid on NYCDOT, NYCDEP, New York
City Department of Parks and Recreation, and New York and New
Jersey Port Authority contracts as well as bid on jobs as a subcontractor in specific fields.

     In addition, the Company intends to purchase real estate. The Company is currently negotiating to purchase the Lindenwood

Shopping Center located in Lindenwood, Queens. The contract is presently under review for signing. The proposed purchase price is Eight Million Dollars ($8,000,000). The Lindenwood property is improved with a one and partial two-story, free standing, retail neighborhood center. The neighborhood center contains a gross building area of 56,560 square feet and a net rentable area of 55,720 square feet and was constructed circa 1961. The improvements are situated on approximately 138,000 square feet of R-5 (CI-2 Commercial) zoned land located in the Howard Beach are of Queens, New York. The Lindenwood Shopping Center's current use as a retail neighborhood center is the preferred use for the property. This conclusion is based on the historical and current economic trends and the demand for retail space in the Howard Beach area as well as the conformity of the property to neighborhood buildings. The property does not have any natural, cultural, recreational or scientific use.

     The Company is also in negotiations to purchase a shopping center in Westchester County. Further, the Company intends to develop 46 rental apartments in Ozone Park, New York. These rental income properties are anticipated to be under contract by April 1997, and closed by August 1997, with construction commencing in the Fall of 1997. No assurances are made that either of these transactions will be consummated.

Item 4.  Changes in Registrant's Certifying Accountant.

     On March 31, 1997, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C., contained no adverse opinion or disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles.

     Also on March 31, 1997, the Registrant engaged the accounting firm of Horton & Co., L.L.C., independent public accountants to audit the Registrant's fiscal year ended December 31, 1997, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended December 31, 1996, as filed with the Securities
& Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Kish, Leake & Associates, P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated April 15, 1997, is filed as Exhibit 16 to this Form 8-K.

Item 6.  Resignation of Registrant's Directors.

     Joel Feinberg, Suzanne Maisch and Joel Feinberg resigned as officers and directors of the Company, as applicable, effective
March 31, 1997, all of whom constituted the complete Board of Directors of the Company as of said date.

Item 7(a) and 7(b). Financial Statements and Pro Forma Financial
Statements

     The financial statements and pro forma financial statements of IHC are attached hereto.

Item 7(c).  Exhibits.

     Number         Exhibit

      2.0 Agreement and Plan of Share Exchange between the Company and Iron Holdings Corp.

     16.0           Letter of Resignation of Registrant's
                    independent certified accountant, Kish, Leake
                    & Associates, P.C.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IRON HOLDINGS CORP.



                                   By:/s/ Anthony Gurino
                                      Anthony Gurino,
                                      President

Dated:  May 9, 1997

                    IRON EAGLE CONTRACTING AND MECHANICAL, INC.
             (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                                           FINANCIAL STATEMENTS
                                                           with
                                         ADDITIONAL INFORMATION
                                                            and
                                   INDEPENDENT AUDITOR'S REPORT

        FOR THE PERIOD DECEMBER 7, 1995 (DATE OF INCORPORATION)
                                          THROUGH JUNE 30, 1996

                           CONTENTS



                                                           Page

Independent Auditors' Report                                  1

Financial statements:
    Balance sheet                                             2
    Statement of operations and accumulated deficit           3
    Statement of cash flows                                   4
    Notes to financial statements                             5
Additional information:
    Summary of contracts                                     10
    Schedule of contract in progress                         11
    Schedule of completed contracts                          12

HORTON & COMPANY                      Edward Charles Horton, CPA
Certified Public Accountants and    Raymond Del Vecchio Jr., CPA
Business Consultants, L.L.C.               Seymour Grossman, CPA
                                           Martin Goldstein, CPA
                                                 David Horn, CPA


INDEPENDENT AUDITORS' REPORT

The Board of Directors
Iron Eagle Contracting and Mechanical, Inc.
Ozone Park, New York


We have audited the accompanying balance sheet of Iron Eagle Contracting and Mechanical, Inc. as of June 30, 1996, and the related statements of operations and accumulated deficit and cash flows for the period December 7, 1995 (date of incorporation) through June 30, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Iron Eagle Contracting and Mechanical, Inc. as of June 30, 1996, and the results of its operations for the period December 7, 1995 (date of incorporation) through June 30, 1996 in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information provided on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


HORTON & COMPANY, L.L.C.



July 18, 1996

                                                         Page 2

                                                  BALANCE SHEET

                                                  June 30, 1996



          IRON EAGLE CONTRACTING AND MECHANICAL, INC.
       (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                         BALANCE SHEET

                         June 30, 1996

                            ASSETS


Current asset:
   Cash                                           $   195,668
   Contract receivables (Note 3)                      278,500
   Costs and estimated earnings in excess
    of billings on uncompleted contracts               41,000
   Prepaid expenses and other receivables              41,819
   Real estate under development                      388,980
                                                  ___________

          Total current assets                        945,967
                                                  ___________

Property and equipment, at cost
(Notes 2, 4 and 5):
   Construction equipment                             270,363
   Office furniture and equipment                      34,794
                                                  ___________

                                                      305,157
   Less accumulated depreciation                       22,587
                                                  ___________

                                                      282,570
                                                  ___________

Other assets:
   Restrictive covenants, net of
     accumulated amortization of $20,000 (Note 2)     260,000
   Organizational costs, net of
     accumulated amortization of $28                      252
   Customer lists, net of accumulated
     amortization of $5,804 (Note 2)                   52,234
   Deposits                                             1,200
                                                  ___________

                                                      313,686
                                                  ___________

                                                  $ 1,542,223
                                                  ===========

               See notes to financial statements

                               2













             LIABILITIES AND STOCKHOLDER'S EQUITY



Current liabilities:
   Current portion of long-term debt (Note 5)     $    24,713
   Accounts payable and accrued expenses              193,731
                                                  ___________

          Total current liabilities                   218,444


Note payable (Note 4)                                 450,000
Long-term debt, net of current portion (Note 5)        41,711
                                                  ___________

                                                      710,155
                                                  ___________

Stockholder's equity:
   Common stock, no par value
       200 shares authorized
       100 shares issued and outstanding              500,000
   Additional paid-in-capital                         500,000
   Accumulated deficit                               (167,932)
                                                  ___________

                                                      832,068
                                                  ___________

                                                  $ 1,542,223
                                                  ===========


          IRON EAGLE CONTRACTING AND MECHANICAL, INC.
      (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

       STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
   For the period December 7, 1995 (date of incorporation)
                    through June 30, 1996



Contract revenues earned                          $  384,500

Cost of revenues                                     308,553
                                                  __________

Gross profit                                          75,947

Operating expenses                                   237,190
                                                  __________

Loss from operations                                (161,243)

Interest expense                                       6,689
                                                  __________

Net loss                                            (167,932)

Accumulated deficit, beginning of period                   0
                                                  __________

Accumulated deficit, end of period                $ (167,932)
                                                  ==========





















               See notes to financial statements


                                                         Page 4

                                        STATEMENT OF CASH FLOWS

        For the period December 7, 1995 (date of incorporation)
                                          through June 30, 1996

          IRON EAGLE CONTRACTING AND MECHANICAL, INC.
       (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                    STATEMENT OF CASH FLOWS
     For the period December 7, 1995 (date of incorporation)
                     through June 30, 1996



Cash flows from operating activities:
   Cash received from customers                   $    65,000
   Cash paid to suppliers and employees              (329,454)
   Expenditures for real estate under development    (388,980)
   Interest paid                                       (6,969)
                                                  ___________

      Net cash used in operating activities          (660,403)
                                                  ___________

Cash flows from investing activities:
   Capital expenditures                               (71,662)
                                                  ___________

      Net cash used in investing activities           (71,662)
                                                  ___________

Cash flows from financing activities:
   Principal payments under loan agreements            (5,159)
   Proceeds from loan agreement                       432,892
   Capital contributions from parent company          500,000
                                                  ___________

      Net cash provided by financing activities       927,733
                                                  ___________

Net increase in cash                                  195,668

Cash, beginning of period                                   0
                                                  ___________

Cash, end of period                               $   195,668
                                                  ===========













               See notes to financial statements

                               4








Reconciliation of net loss to
net cash used in operating activities:

Net loss                                          $(167,932)
Adjustments to reconcile net loss to
 net cash used in operating activities:
   Amortization                                      42,940
   Depreciation                                      22,587
     Changes in assets and liabilities:
       Increase in contract receivables            (278,500)
       Increase in costs and estimated
         earnings in excess of billings
         on uncompleted contracts                   (41,000)
       Increase in prepaid expenses
         and other expenses                         (42,049)
       Increase in real estate under development   (388,980)
       Increase in deposits                          (1,200)
       Increase in accounts payable
         and accrued expenses                       193,731
                                                  _________

                Total adjustments                  (492,471)
                                                  _________

Net cash used in operating activities             $(660,403)
                                                  =========



Supplemental disclosures of non-cash
investing and financing activities:

During the period ended June 30, 1996, the Company purchased property and equipment totaling $71,662. These purchases were financed as follows:

     Property and equipment purchased             $ 305,157
     Long-term debt financing                       (45,145)
     Equipment acquired through
      issuance of stock and assumption of debt     (188,350)
                                                  _________

     Capital expenditures                         $  71,662
                                                  =========

During the period ended June 30, 1996, the Company acquired certain assets of Iron Eagle Contracting Corp. in exchange for 250,000 shares of the Company's common stock as follows:

     Fair value of non-cash assets acquired       $ 876,438
     Liabilities assumed                            376,438
                                                  _________

     Common stock issued in asset acquisition     $ 500,000
                                                  =========


          IRON EAGLE CONTRACTING AND MECHANICAL, INC.
      (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                NOTES TO FINANCIAL STATEMENT

    For the period December 7, 1995 (date of incorporation)
                   through June 30, 1996

1.   Summary of significant accounting policies

    This summary of significant accounting policies of Iron Eagle Contracting and Mechanical, Inc. (a wholly-owned subsidiary of JJFN Holdings, Inc.) (hereinafter "Iron Eagle" or the "Company") is presented to assist in understanding the financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

          Use of estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          History and business activity

    Iron Eagle Contracting and Mechanical, Inc. was incorporated on December 7, 1995. On December 29, 1995, the Company became a wholly-owned subsidiary of JJFN Holdings, Inc. On December 29, 1995, Iron Eagle acquired certain assets of a construction company as described in Note
    2. Effective May 15, 1996, JJFN Holdings, Inc. became a wholly-owned subsidiary of JJFN Services, Inc. a publicly-held company.
    Iron Eagle is a construction contractor engaged in pipe work including gas and water mains as well as steel installation. The Company operates in the New York City metropolitan area. The Company is also developing a tract of real estate in Ozone Park, New York, on which it will build five two-family homes.

          Construction revenue and cost recognition

    Revenue from construction contracts is recognized on the percentage-of-completion method measured by the percentage of costs incurred to date to estimated total costs for each contract.

    Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in
    which the revisions are determined.   Profit incentives are included in
    revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated. General and administrative costs are charged to expense as incurred.

    The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed.

          Concentration of credit risk and major contracts

    Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash and contract receivables.

    At June 30, 1996, the Company had cash balances with a bank which were $95,668 in excess of the $100,000 limit insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

    The Company's policies generally do not require collateral to support contract receivables. At June 30, 1996, all of the Company's contract receivables and costs and estimated earnings in excess of billings on uncompleted contracts were from two contracts. For the period December 7, 1995 through June 30, 1996, Iron Eagle derived all of its revenues from two contracts.

    An officer of Iron Eagle is also an officer of another company which awarded a $226,000 contract to Iron Eagle. That contract was completed during the period ended June 30, 1996. Contract receivables includes a $161,000 receivable under that contract at June 30, 1996.

          Real estate under development

    The Company is developing a tract of real estate in Ozone Park, New York, on which it will build five two-family homes. During the period ended June 30, 1996, development activity consisted of site work to demolish existing structures and to ready the property for construction of the individual homes. It is anticipated that construction will be completed in the autumn of 1996 and that all residences will be sold within one year of the balance sheet date. Proceeds from the future sales and total costs to develop the property are estimated to be $1,600,000 and $1,200,000 respectively. During the period ended June 30, 1996, real estate development costs included $21,688 of capitalized interest.

          Property and equipment

    Property and equipment are carried at cost. Depreciation of property and equipment is provided on the straight-line methods over the following estimated useful lives:

                                            Years
                                            _____
         Construction equipment              5
         Office furniture and equipment      5

    Total depreciation expense was $22,587 for the period December 7, 1995 (date of incorporation) through June 30, 1996.

    Maintenance, repairs and renewals which neither materially add to the value of the equipment nor appreciably prolong its life are charged to expense as incurred. Gains or losses on dispositions of equipment are included in income.

          Customer lists and restrictive covenants

    Customer lists and restrictive covenants are carried at cost and were acquired in the business combination described in Note 2. Customer lists and restrictive covenants are being amortized on the straight-line method over five-year and seven-year periods, respectively.

          Organizational costs

    Organizational costs are being amortized on the straight line method over a 60-month period.

2.   Asset acquisition

    On December 29, 1995, the Company acquired certain assets of Iron Eagle Contracting Corp. ("IECC") in exchange for 250,000 shares of common stock of its parent company, JJFN Holdings, Inc., and the assumption of $376,438 in liabilities. The acquisition also included customer contacts and the agreement of certain shareholders not to compete with the business. The acquisition was accounted for as a purchase.

    Since the acquisition was accounted for as a purchase, assets were recorded at their fair market value as of the date of the acquisition as follows:

          Cash                          $339,900
          Construction equipment         188,350
          Prepaid expenses                    50
          Deferred financing costs         9,500
          Deposits                           600
          Customer contacts               58,038
          Restrictive covenants          280,000
                                        ________

                                        $876,438
                                        ========

    The value of the consideration paid was as follows:

          Common stock                  $500,000
          Debt assumed                   376,438
                                        ________

          Purchase cost                 $876,438
                                        ========

3.   Contract receivables

    Contract receivables consist of the following:

          Completed contracts           $178,500
          Contract in progress           100,000
                                        ________

                                        $278,500

4.   Note payable

    On December 29, 1995, Iron Eagle entered into a loan agreement which provides for up to $600,000 of financing to be used for working capital and asset acquisitions. The loan bears interest at 12% with interest only payable monthly and the principal balance due on October 31, 1997. The note is secured by substantially all assets of Iron Eagle. In conjunction therewith, the Company entered into consulting agreements (Note 7).

5.   Long-term debt

    Long-term debt consists of the following:

     10% note payable to a bank, due April 1998,
     payable in monthly installments of $1,063,
     including interest.  The note is secured by
     construction equipment.                                $21,279

     9.92% note payable to a financing corporation,
     due June 1999, payable in monthly installments
     of $1,455, including interest.  The note is
     secured by construction equipment.                     45,145
                                                           _______

                                                            66,424
     Less current portion of long-term debt                 24,713
                                                           _______

                                                           $41,711
                                                           =======

     Maturities of long-term debt are as follows:

          Year ending June 30, 1997                 $24,713
          Year ending June 30, 1998                  25,154
          Year ending June 30, 1999                  16,557
                                                    _______

                                                    $66,424
                                                    =======

6.   Income taxes

     The Company has a net operating loss available for carryforward to offset future years' taxable income. The net operating loss expires in the year ending June 30, 2011.

     Deferred income taxes arise from temporary differences in reporting assets and liabilities for income tax and financial accounting purposes primarily resulting from net operating losses. The components of the deferred tax asset and the related tax effects of the temporary differences are as follows:

     Non-current deferred income tax asset
     arising from net operating loss carryforward   $ 25,200

     Valuation allowance                             (25,200)
                                                    ________

     Net deferred income tax asset                  $      0
                                                    ========

7.  Commitments

          Lease agreement

    Iron Eagle leases office space under an operating lease which ends December 31, 1996. The annual rental is $13,500. For the period ended June 30, 1996, rent expense was $6,750. The lessee has an option to extend the lease for a four-year term at an annual rental of $18,000. Future minimum lease payments for the year ending June 30, 1997 total $6,750.


          Consulting agreements

    In conjunction with the loan agreement described in Note 4, Iron Eagle entered into two consulting agreements. Each agreement is for a six-month period commencing January 1996. Combined payments under the two agreements are $1,000 per month. In addition, the agreements provide for a total of 1,200,000 warrants to purchase shares of the parent company's common stock. Such warrants are convertible into 1,200,000 shares of the common stock of JJFN Services, Inc. at $.001 per share.

          Employment agreements

    In connection with the asset acquisition described in Note 2, Iron Eagle entered into employment agreements with two individuals. Each agreement is for a five-year period commencing January 1996 and calls for base compensation of $75,000 with annual increases equal to the increase in the cost of living for the New York metropolitan area plus 1%. In addition, each individual is entitled to a performance bonus equal to 7.5% of pre-tax profit of Iron Eagle.


8.  Backlog

    Iron Eagle has nine signed construction contracts totaling $5,770,584. In addition, Iron Eagle has been awarded one construction job totaling $419,000 and is awaiting finalization of the contract.


9.  Subsequent event

    On July 3, 1996, Iron Eagle's parent company contributed an additional $250,000 in additional paid-in capital.

                                         ADDITIONAL INFORMATION


            IRON EAGLE CONTRACTING AND MECHANICAL, INC.
        (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                       SUMMARY OF CONTRACTS

      For the period December 7, 1995 (date of incorporation)
                       through June 30, 1996


                                           Cost of
                              Revenues     revenues      Gross
                               earned       earned       profit
                              ________     ________     _______
Contract in progress          $141,000     $ 98,700     $42,300

Completed contracts            243,500      209,853      33,647
                              ________     ________     _______

                              $384,500     $308,553     $75,947
                              ========     ========     =======




          IRON EAGLE CONTRACTING AND MECHANICAL, INC.
       (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                 SCHEDULE OF CONTRACT IN PROGRESS

      For the period December 7, 1995 (date of incorporation)
                      through June 30, 1996







               Total contract            From inception through June 30, 1996
             ___________________  __________________________________________________

                       Estimated                                           Estimated
Contract                 gross    Revenues   Cost of    Gross    Billed     cost to
number       Revenues    profit    earned    revenues   profit   to date    complete
________     ________   _______   ________   _______   _______   ________   ________
96-02        $305,000   $91,500   $141,000   $98,700   $42,300   $100,000   $114,800
             ========   =======   ========   =======   =======   ========   ========
































                  IRON EAGLE CONTRACTING AND MECHANICAL, INC.
               (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                       SCHEDULE OF COMPLETED CONTRACTS

             For the period December 7, 1995 (date of incorporation)
                           through June 30, 1996


             Total contract and from inception through June 30, 1996

Control                Revenues               Cost of                Gross
number                  earned                revenues               profit
_______                ________               ________               _______
96-01                  $226,000               $197,603               $28,397

96-02A                   17,500                 12,250                 5,250
                       ________               ________               _______

                       $243,500               $209,853               $33,647
                       ========               ========               =======









           IRON EAGLE CONTRACTING AND MECHANICAL, INC.
        (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                          BALANCE SHEET

                        September 30, 1996

                               ASSETS


Current asset:
   Cash                                           $    56,641
   Contract receivables                               601,976
   Prepaid expense                                     38,267
   Real estate under deveopment                       556,826
                                                  ___________

          Total current assets                      1,253,710
                                                  ___________

Property and equipment, at cost:
   Construction equipment                             280,448
   Office furniture and equipment                      34,794
                                                  ___________

                                                      315,242
   Less accumulated depreciation                       38,289
                                                  ___________

                                                      276,953
                                                  ___________

Other assets:
   Restrictive covenants, net of
        accumulated amortization of $30,000           250,000
   Organizational costs, net of
        accumulated amortization of $42                   238
   Customer lists, net of accumulated
        amortization of $8,706                         49,332
   Deposits                                             1,200
                                                  ___________

                                                      300,770
                                                  ___________

                                                  $ 1,831,433




                               1


















             LIABILITIES AND STOCKHOLDER'S EQUITY



Current liabilities:
   Current portion of long-term debt              $      25,332
   Accounts payable and accrued expenses                293,334
   Notes payable                                        450,000
                                                  _____________
          Total current liabilities                     768,666

Long-term debt, net of current portion                   35,143
                                                  _____________

                                                        803,809
                                                  _____________


Stockholder's equity:
   Common stock, no par value
       200 shares authorized
       100 shares issued and outstanding                500,000
   Additional paid-in-capital                           750,000
   Accumulated deficit                                 (222,376)
                                                  _____________

                                                      1,027,624
                                                  _____________

                                                  $   1,831,433
                                                  =============


          IRON EAGLE CONTRACTING AND MECHANICAL, INC.
       (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

         STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
           Three-month period ended September 30, 1996



Contract revenues earned                          $    596,730

Cost of revenues                                       472,506
                                                  ____________

Gross profit                                           124,224

Operating expenses                                     176,992
                                                  ____________

Loss from operations                                   (52,768)

Interest expense                                         1,676
                                                  ____________

Net loss                                               (54,444)

Accumulated deficit, beginning of period              (167,932)
                                                  ____________

Accumulated deficit, end of period                $   (222,376)
                                                  ============























                               2



          IRON EAGLE CONTRACTING AND MECHANICAL, INC.
       (a wholly-owned subsidiary of JJFN HOLDINGS, INC.)

                    STATEMENT OF CASH FLOWS
           Three-month period ended September 30, 1996



Cash flows from operating activities:
   Cash received from customers                   $    314,254
   Cash paid to suppliers and employees               (517,725)
   Expenditures for real estate under development     (167,846)
   Interest paid                                        (1,676)
                                                  ____________

      Net cash used in operating activities           (372,993)
                                                  ____________

Cash flows from investing activities:
   Capital expenditures                                (10,085)
                                                  ____________

      Net cash used in investing activities            (10,085)
                                                  ____________

Cash flows from financing activities:
   Principal payments under loan agreements             (5,949)
   Capital contribution from parent company            250,000
                                                  ____________

      Net cash provided by financing activities        244,051
                                                  ____________

Net decrease in cash                                  (139,027)

Cash, beginning of period                              195,668
                                                  ____________

Cash, end of period                               $     56,641
                                                  ============















                               3
















Reconciliation of net loss to
net cash used in operating activities:

Net loss                                          $   (54,444)
                                                  ___________
Adjustments to reconcile net loss to
   net cash used in operating activities:
   Amortization                                        12,916
   Depreciation                                        15,702
     Changes in assets and liabilities:
       Increase in contract receivables              (323,476)
       Decrease in costs and estimated
         earnings in excess of billings
         on uncompleted contracts                      41,000
       Increase in prepaid expenses                   (23,948)
       Increase in real estate under development     (167,846)
       Decrease in deposits                            27,500
       Increase in accounts payable
         and accrued expenses                          99,603
                                                  ___________

                Total adjustments                    (318,549)
                                                  ___________

Net cash used in operating activities             $ (372,993)

                                                  ===========




                             IRON HOLDINGS CORP. AND SUBSIDIARY

                              CONSOLIDATED FINANCIAL STATEMENTS
                                                            and
                                ACCOUNTANTS' COMPILATION REPORT

         FOR THE PERIOD OCTOBER 3, 1996 (date of incorporation)
                                      THROUGH DECEMBER 31, 1996

                           CONTENTS



                                                           Page

Accountants' Compilation Report                               1

Financial statements:
    Consolidated balance sheet                                2
    Consolidated statement of operations
      and accumulated deficit                                 3
    Consolidated statement of cash flows                      4
    Notes to consolidated financial statements                5

HORTON & COMPANY                      Edward Charles Horton, CPA
Certified Public Accountants and    Raymond Del Vecchio Jr., CPA
Business Consultants, L.L.C.               Seymour Grossman, CPA
                                           Martin Goldstein, CPA
                                                 David Horn, CPA




                ACCOUNTANTS' COMPILATION REPORT


The Board of Directors
Iron Holdings Corp. and Subsidiary
Ozone Park, New York


We have compiled the accompanying consolidated balance sheet of Iron Holdings Corp. and Subsidiary as of December 31, 1996, and the related consolidated statements of operations and accumulated deficit, and cash flows for the period October 3, 1996 (date of incorporation) through December 31, 1996, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.





HORTON & COMPANY, L.L.C.









February 18, 1997

                                                         Page 2

                                     CONSOLIDATED BALANCE SHEET

                                              December 31, 1996

              IRON HOLDINGS CORP. AND SUBSIDIARY

                 CONSOLIDATED BALANCE SHEET

                      December 31, 1996


                           ASSETS


Current asset:
   Cash                                           $      16,187
   Contract receivables                                 594,566
   Costs and estimated earnings in excess
      of billings on uncompleted contracts              204,291
   Prepaid expenses                                      38,267
   Real estate under development                        931,318
   Current portion of deferred income taxes              71,000
                                                  _____________

          Total current assets                        1,855,629
                                                  _____________

Property and equipment, at cost:
   Construction equipment                               280,448
   Office furniture and equipment                        34,794
                                                  _____________

                                                        315,242
   Less accumulated depreciation                         54,051
                                                  _____________

                                                        261,191
                                                  _____________

Other assets:
   Restrictive covenants, net of
        accumulated amortization of $40,000             240,000
   Organizational costs, net of
        accumulated amortization of $56                     224
   Customer lists, net of accumulated
        amortization of $11,608                          46,430
   Deposits                                               5,600
   Deferred income taxes, net of current portion         52,500
   Goodwill, net of accumulated
        amortization of $5,989                          233,587
                                                  _____________

                                                        587,341
                                                  _____________

                                                  $   2,695,161
                                                  =============

              See Accountants' Compilation Report
        and notes to consolidated financial statements

                               2
















             LIABILITIES AND STOCKHOLDERS' DEFICIT



Current liabilities:
   Current portion of long-term debt              $     25,969
   Accounts payable and accrued expenses               505,842
   Notes payable                                       857,800
                                                  ____________

          Total current liabilities                  1,389,611
                                                  ____________


Note payable from business combination               1,312,500
Long-term debt, net of current portion                  28,406
                                                  ____________

                                                     2,730,517
                                                  ____________
Stockholders' deficit:
   Common stock, no par value
       200 shares authorized
       35 shares issued and outstanding                  3,500
   Accumulated deficit                                 (38,856)
                                                  ____________

                                                       (35,356)
                                                  ____________

                                                  $  2,695,161
                                                  ============


              IRON HOLDINGS CORP. AND SUBSIDIARY

 CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
    For the period October 3, 1996 (date of incorporation)
                  through December 31, 1996




Contract revenues earned                          $   462,153

Cost of revenues                                      415,697
                                                  ___________

Gross profit                                           46,456

Operating expenses                                    162,420
                                                  ___________

Loss from operations                                 (115,964)

Interest expense                                        1,092
                                                  ___________

Loss before income taxes                             (117,056)

Deferred income tax benefit                            78,200
                                                  ___________

Net loss                                              (38,856)

Accumulated deficit, beginning of period                    0
                                                  ___________

Accumulated deficit, end of period                $   (38,856)
                                                  ===========














              See Accountants' Compilation Report
        and notes to consolidated financial statements


                                                         Page 4

                           CONSOLIDATED STATEMENT OF CASH FLOWS

         For the period October 3, 1996 (date of incorporation)
                                      through December 31, 1996


              IRON HOLDINGS CORP. AND SUBSIDIARY

             CONSOLIDATED STATEMENT OF CASH FLOWS
    For the period October 3, 1996 (date of incorporation)
                 through December 31, 1996




Cash flows from operating activities:
   Cash received from customers                   $  321,913
   Cash paid to suppliers and employees             (335,343)
   Expenditures for real estate under development   (374,492)
   Interest paid                                      (1,092)
                                                  __________

      Net cash used in operating activities         (389,014)
                                                  __________

Cash flows from financing activities:
   Principal payments under loan agreements           (6,099)
   Proceeds from notes payable                       407,800
   Proceeds from issuance of common stock              3,500
                                                  __________

      Net cash provided by financing activities      405,201
                                                  __________

Net increase in cash                                  16,187

Cash, beginning of period                                  0
                                                  __________

Cash, end of period                               $   16,187
                                                  ==========
















              See Accountants' Compilation Report
        and notes to consolidated financial statements

                               4
















Reconciliation of net loss to
net cash used in operating activities:

Net loss                                          $   (38,856)
                                                  ___________

Adjustments to reconcile net loss
   to net cash used in operating activities:
   Amortization                                        18,905
   Depreciation                                        15,762
     Changes in assets and liabilities, net of
        effects from business combination:
          Decrease in contract receivables             64,051
          Increase in costs and estimated
             earnings in excess of billings
             on uncompleted contracts                (204,291)
          Increase in real estate under development  (374,492)
          Increase in deferred income taxes           (78,200)
          Increase in deposits                         (4,400)
          Increase in accounts payable
             and accrued expenses                     212,507
                                                  ___________

                Total adjustments                    (350,158)
                                                  ___________

Net cash used in operating activities             $  (389,014)
                                                  ===========


Supplemental schedule of non-cash investing and financing activities:

The Company acquired all the shares of Iron Eagle as described in Note 2, in exchange for issuance of a note payable as follows:

Assets acquired                        $  1,312,500
Note payable                             (1,312,500)
                                       ____________

Acquisition costs                      $          0
                                       ============

                     IRON HOLDINGS CORP. AND SUBSIDIARY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           For the period October 3, 1996 (date of incorporation)
                         through December 31, 1996





1.  Summary of significant accounting policies

    This summary of significant accounting policies of Iron Holdings Corp. and subsidiary (the "Company") is presented to assist in understanding the financial statements. The consolidated financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

          Use of estimates

    The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          Principles of consolidation

    The accompanying consolidated financial statements include the accounts of Iron Holdings Corp. and of its wholly-owned subsidiary, Iron Eagle Contracting and Mechanical, Inc. ("Iron Eagle") intercompany transactions and balances have been eliminated in consolidation.

          History and business activity

    Iron Holdings Corp. was incorporated in the state of New York on October 3, 1996. Effective October 3, 1996, the Company acquired all the shares of Iron Eagle in a business combination as described in Note 2. Iron Eagle Contracting and Mechanical, Inc. was incorporated on December 7, 1995 and begun operations on December 29, 1995. Effective October 3, 1996, the Company became a wholly-owned subsidiary of Iron Holdings Corp.

    Iron Eagle is a construction contractor engaged in pipe work including gas and water mains as well as steel installation. The Company operates in the New York City metropolitan area. The Company has also developed a tract of real estate in Ozone Park, New York, on which it has built five two-family homes.

          Construction revenue and cost recognition

    Revenue from construction contracts is recognized on the percentage-of-completion method measured by the percentage of costs incurred to date to estimated total costs for each contract.

    Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in
    which the revisions are determined.   Profit incentives are included in
    revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated. General and administrative costs are charged to expense as incurred.

    The asset, "Costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed.

          Concentration of credit risk and major contracts

    Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of contract receivables.

    The Company's policies generally do not require collateral to support contract receivables. At December 31, 1996, two contract receivables represent approximately 42% and 36% of the Company's contract receivables. For the period ended December 31, 1996, Iron Eagle derived revenues from four contracts that individually represented approximately 32%, 19%, 16% and 11% of total contract revenue.

    An officer of Iron Eagle is also an officer of another company which awarded a $287,315 contract to Iron Eagle. That contract was completed during the period ended December 31, 1996. Contract receivables includes a $214,749 receivable under that contract at December 31, 1996.

          Real estate under development

    Iron Eagle has developed a tract of real estate in Ozone Park, New York, on which it has built five two-family homes. Construction was completed in January 1997 and all houses are under contracts of sale with closings anticipated to take place in February and March 1997. Proceeds from the future sales and total costs to develop the property are estimated to be $1,625,000 and $1,200,000 respectively. During the period ended December 31, 1996, real estate development costs included $23,186 of capitalized interest.

          Property and equipment

    Property and equipment are carried at cost. Depreciation of property and equipment is provided on the straight-line methods over the following estimated useful lives:

                                                Years
                                                _____
          Construction equipment                   5
          Office furniture and equipment           5

    Total depreciation expense was $15,762 for the period ended December 31, 1996.

    Maintenance, repairs and renewals which neither materially add to the value of the equipment nor appreciably prolong its life are charged to expense as incurred. Gains or losses on dispositions of equipment are included in income.

          Customer lists and restrictive covenants

    Customer lists and restrictive covenants are carried at cost and are being amortized on the straight-line method over five-year and seven-year periods, respectively. Amortization expense of customer lists and restrictive covenants was $12,902 for the period ended December 31, 1996.

          Organizational costs

    Organizational costs are being amortized on the straight line method over a 60-month period. Amortization expense of organizational costs was $14 for the period ended December 31, 1996.

          Goodwill

    Goodwill represents the excess of the purchase price over the fair market value of net assets acquired in the Iron Eagle business combination described in Note 2. Goodwill is being amortized on the straight-line method over a ten-year period. Accumulated amortization at December 31, 1996 and amortization expense for the period then ended was $5,989.

2.   Business combination

    Effective October 3, 1996, the Company acquired Iron Eagle Contracting and Mechanical, Inc. ("Iron Eagle") in a business combination accounted for as a purchase. The results of operations of Iron Eagle is included in the accompanying financial statements since the date of acquisition. The total cost of the acquisition was $1,312,500, which exceeded the fair value of the net assets of Iron Eagle by $239,576. The excess is being amortized on the straight-line method over ten years.

3.   Contract receivables

    Contract receivables consist of the following:

    Completed contracts                       $ 490,272
     Contracts in progress                        91,166
     Retainage                                    13,128
                                               _________

                                               $ 594,566
                                               =========

4.   Note payable from business combination

    Note payable from business combination arose from the acquisition of the stock of Iron Eagle (Note 2). The note bears interest at the prime rate plus 1%. Interest is payable in monthly installments beginning in August 1997 through January 2002. Interest accrued through July 1997 shall be payable in six equal monthly installments commencing August 1997. Principal is payable in five equal consecutive annual installments commencing January 1998 and ending January 2002.

    In the event the Company completes a securities offering, it shall be obligated to prepay the lesser of $500,000 or the then remaining unpaid amount of principal and interest. Upon completion of a second offering, the Company shall be obligated to prepay the then remaining unpaid amount of principal and interest.

    The note is secured by all of the issued and outstanding shares of Iron Eagle and by 150,000 shares of post-recapitalization common stock of Iron Holdings Corp. (Note 11).

5.   Notes payable

     At December 31, 1996, notes payable consist of the following:

     12% note payable to a corporation under a loan
     agreement which provides for up to $600,000 of
     financing to be used for working capital and
     asset acquisitions.  Interest only is payable
     monthly and the principal balance is due on
     October 31, 1997.  The note is secured by
     substantially all assets of Iron Eagle.  In
     conjunction therewith, the Company entered into
     consulting agreements (Note 9).                        $450,000

     12% note payable to an individual, due March 4,
     1997.  The note is unsecured but is personally
     guaranteed by an officer of the Company.                100,000

     6% note payable to an individual, with interest
     only payable in monthly installments until June 1,
     1997, when the entire unpaid balance plus interest
     shall be due.  The note is secured by one of the
     two-family homes that the Company has developed.        300,000

     Non-interest bearing, unsecured demand loan from
     a corporation which is owned by an officer of
     the Company.                                              7,800
                                                            ________
                                                            $857,800
6.  Long-term debt

    Long-term debt consists of the following:

     10% note payable to a bank, due April 1998,
     payable in monthly installments of $1,063,
     including interest.  The note is secured by
     construction equipment.                                $ 15,856

     9.92% note payable to a financing corporation,
     due June 1999, payable in monthly installments
     of $1,455, including interest.  The note is
     secured by construction equipment.                       38,519
                                                            ________
                                                              54,375
     Less current portion of long-term debt                   38,519
                                                            ________
                                                              54,375
                                                              25,969
                                                            ________
                                                            $ 28,406
                                                            ========

6.   Long-term debt

     Maturities of long-term debt are as follows:

          Twelve-month period ending December 31,
          _______________________________________

          1997                                 $ 25,969
          1998                                   19,923
          1999                                    8,483
                                               ________

                                               $ 54,375
                                               ========



7.   Stockholder's equity

    On July 3, 1996, Iron Eagle's former parent company contributed an additional $250,000 in additional paid-in capital.


8.   Income taxes

    The Company has net operating losses available for carryforward to offset future years' taxable income. The net operating losses of $167,932 and $165,511 expire in the years ending June 30, 2011 and 2012, respectively.

    Deferred income taxes arise from temporary differences in reporting assets and liabilities for income tax and financial accounting purposes primarily resulting from net operating losses. The components of the deferred tax asset and the related tax effects of the temporary differences are as follows:

     Deferred income tax asset resulting
     from net operating loss carryforward arising
     during the six-month period ended December 31, 1996    $  98,300

     Reduction in valuation allowance on deferred income
     tax asset resulting from net operating loss carryforward
     arising through June 30, 1996                             25,200
                                                            _________

     Deferred income tax asset                                123,500

     Less current portion                                      71,000
                                                            _________

                                                            $  52,500
                                                            =========

9.   Commitments

          Lease agreements

    Iron Eagle leases office space on a month to month basis. The monthly rental amount is $750. For the period ended December 31, 1996, rent expense was $2,250.

    Iron Eagle leases several automobiles under operating leases expiring in various years through 2000. The following is a schedule of future minimum lease payments under noncancellable operating leases having remaining terms in excess of one year as of December 31, 1996:

          Twelve-month period ending December 31,
          _______________________________________

          1997                                 $ 20,647
          1998                                   21,303
          1999                                   18,860
          2000                                    2,625
                                               ________

          Total minimum lease payments         $ 63,435
                                               ========


          Consulting agreements

    In conjunction with the loan agreement described in Note 5, Iron Eagle entered into two consulting agreements. Each agreement is for a six-month period commencing January 1996. Combined payments under the two agreements are $1,000 per month. In addition, the agreements provide for a total of 1,200,000 warrants to purchase shares of the parent company's common stock. Such warrants are convertible into 1,200,000 shares of the common stock of JJFN Services, Inc. at $.001 per share.

          Employment agreements

    Iron Eagle has entered into employment agreements with two of its officers. Each agreement is for a five-year period commencing January 1996 and calls for base compensation of $75,000 with annual increases equal to the increase in the cost of living for the New York metropolitan area plus 1%. In addition, each individual is entitled to a performance bonus equal to 7.5% of pre-tax profit of Iron Eagle.

    Effective January 1, 1997, the Company entered into employment contracts with two of its stockholders. Annual combined compensation under the contracts total $150,000 in 1997 and gradually increase to $375,000 in 2006.

          Purchase of shopping center

    The Company is negotiating the purchase of a shopping center located in Queens, New York and designated as the "Lindenwood Shopping Center". Although the Company has not executed a Contract of Sale with the owner of such shopping center, it has agreed in principal to a purchase price of $8,000,000 which includes a $400,000 down payment upon signing and the balance of $7,600,000 payable at closing.

10.   Backlog

    As of December 31, 1996, Iron Eagle has seven signed construction contracts totaling $5,672,738.


11.   Subsequent events

          Recapitalization

    On February 14, 1997, the corporate charter was amended to effect a recapitalization of the Company. After the recapitalization, the Company is authorized to issue 50,000,000 shares of $.001 par value common and 5,000,000 of $.01 par value preferred.

    The existing shareholders received a total of 3,500,000 common shares after the recapitalization.

                       IRON HOLDINGS CORP.


                     EXHIBIT 2.0 TO FORM 8-K


              AGREEMENT AND PLAN OF SHARE EXCHANGE

                     BETWEEN THE COMPANY AND

                       IRON HOLDINGS CORP.

              AGREEMENT AND PLAN OF SHARE EXCHANGE

                          by and among

             COMSTOCK TAILINGS COMPANY, INCORPORATED
                      a Nevada corporation


                               and


                       IRON HOLDINGS CORP.
                     a New York corporation















                 effective as of March 31, 1997

              AGREEMENT AND PLAN OF SHARE EXCHANGE

    THIS AGREEMENT AND PLAN OF SHARE EXCHANGE, made and entered into this 31 day of March 1997, by and between COMSTOCK TAILINGS COMPANY, INCORPORATED, a Nevada corporation with its principal place of business located at 2692 Juniper, Boulder, Colorado 80304 ("Comstock"), IRON HOLDINGS CORP., a New York corporation with its principal place of business located at 88-09 103rd Avenue, Ozone Park, NY 11417 ("IHC") and the individuals listed on Exhibit "A" attached hereto and specifically incorporated herein by this reference (the "IHC Shareholders"), (IHC and the IHC Shareholders hereinafter jointly referred to as the "IHC Parties").

                            Premises

    A. This Agreement provides for the reorganization of IHC with and into Comstock and in connection therewith, the conversion of the outstanding common stock of IHC into shares of common voting stock of Comstock, all for the purpose of effecting a tax-free reorganization pursuant to sections 354 and 368(a) of the Internal Revenue Code of 1986, as amended.

    B. The boards of directors of IHC and Comstock have determined, subject to the terms and conditions set forth in this Agreement, that the exchange contemplated hereby is desirable and in the best interests of their stockholders. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed exchange.

                            Agreement

    NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                            ARTICLE I

          REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                              IHC

    As an inducement to and to obtain the reliance of Comstock, IHC represents and warrants as follows:

    Section 1.1  Organization.   IHC is a corporation duly
organized, validly existing, and in good standing under the laws of New York and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the IHC Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of IHC as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of IHC's articles of incorporation or bylaws. IHC has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

    Section 1.2 Capitalization. The authorized capitalization of IHC consists of 50,000,000 Common Shares, $0.01 par value per share, and 5,000,000 Preferred Shares, $0.01 par value per share. As of the Closing date hereof, IHC will have no more than 4,500,000 common shares issued and outstanding. As of the Closing Date hereof, no shares of Preferred Stock will be issued or outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person. IHC has no other securities, warrants or options authorized or issued.

    Section 1.3 Subsidiaries and Predecessor Corporations. Except as otherwise set forth in the IHC Schedules or as previously provided to Comstock, IHC does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

    Section 1.4 Financial Statements. Included in the IHC Schedules is an audited financial statement, including a balance sheet, statement of operations, shareholder equity and cash flows and notes thereto, dated as of June 30, 1996 and IHC's unaudited balance sheet, statement of operations, shareholder equity and cash flows and notes thereto dated December 31, 1996. Relevant thereto:

              (a) the IHC balance sheet presents fairly as of its date the financial condition of IHC. IHC does not have, as of the date of such balance sheet, except as noted and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto and all assets reflected therein are properly reported and present fairly the value of the assets of IHC, in accordance with generally accepted accounting principles;

              (b) IHC has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable;

              (c) IHC has filed all state, federal and local income tax returns required to be filed by it from inception to the date hereof, if any;

              (d) The books and records, financial and others, of IHC are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and

              (e) except as and to the extent disclosed in the most recent IHC balance sheet and the IHC Schedules, IHC has no material contingent liabilities, direct or indirect, matured or unmatured.

    Section 1.5 Information. The information concerning IHC set forth in this Agreement and in the IHC Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

    Section 1.6 Options and Warrants. There are no existing options, warrants, calls or commitments of any character to which IHC is a party and by which it is bound.

    Section 1.7 Absence of Certain Changes or Events. Except as set forth in this Agreement, the IHC Schedules, or as otherwise disclosed to Comstock, since December 31, 1996:

              (a) there has not been: (i) any material adverse change in the business, operations, properties, assets or condition of IHC; or (ii) any damage, destruction or loss to IHC (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of IHC;

              (b) IHC has not: (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed or agreed to purchase or redeem any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of IHC; (iv) made any material change in its method of management, operation or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $5,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement or other employee benefit plan, payment or arrangement made to, for, or with its officers, directors or employees.

              (c) IHC has not: (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent IHC balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties or rights (except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than $10,000); (v) made or permitted any amendment or termination of any contract, agreement or license to which it is a party if such amendment or termination is material, considering the business of IHC; or (vi) issued, delivered or agreed to issue or deliver any stock, bonds or other corporate securities, including debentures (whether authorized and unissued or held as treasury stock); and

              (d) to the best knowledge of IHC, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of IHC.

    Section 1.8 Title and Related Matters. IHC has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") which are reflected in the most recent IHC unaudited balance sheet and the IHC Schedules or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances except: (a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not, materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and (c) as described in the IHC Schedules. Except as set forth in the IHC Schedules, IHC owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with IHC's business. Except as set forth in the IHC Schedules, no third party has any right to, and IHC has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of IHC or any material portion of its properties, assets or rights.

    Section 1.9 Litigation and Proceedings. To the best of IHC's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against IHC or affecting IHC or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of IHC. IHC does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

    Section 1.10  Contracts.

              (a) Except as included or described in the IHC Schedules, there are no material contracts, agreements, franchises, license agreements or other commitments to which IHC is a party or by which it or any of its assets, products, technology or properties are bound;

              (b) Except as included or described in the IHC Schedules or reflected in the most recent IHC balance sheet, IHC is not a party to any oral or written: (i) contract for the employment of any officer or employee which is not terminable on thirty (30) days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which IHC is a primary obligor, for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of $10,000 in the aggregate; (v) consulting or other similar contracts with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreements; (vii) agreement with any present or former officer or director of IHC; or (viii) contract, agreement or other commitment involving payments by it of more than $10,000 in the aggregate; and

              (c) To IHC's knowledge, all contracts, agreements, franchises, license agreements and other commitments to which IHC is a party or by which its properties are bound and which are material to the operations of IHC taken as a whole, are valid and enforceable by IHC in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

    Section 1.11 Material Contract Defaults. Except as set forth in the IHC Schedules, to the best of IHC's knowledge and belief, IHC is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of IHC, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which IHC has not taken adequate steps to prevent such a default from occurring.

    Section 1.12 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which IHC is a party or to which any of its properties or operations are subject.

    Section 1.13 Governmental Authorizations. To the best of IHC's knowledge, IHC has all licenses, franchises, permits or other governmental authorizations legally required to enable IHC to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by IHC of this Agreement and the consummation by IHC of the transactions contemplated hereby.

    Section 1.14 Compliance With Laws and Regulations. To the best of IHC's knowledge, except as disclosed in the IHC Schedules, IHC has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of IHC or would not result in IHC's incurring any material liability.

    Section 1.15 Insurance. All of the insurable properties of IHC are insured for IHC's benefit in accordance with the insurance policies disclosed in the IHC Schedules under valid and enforceable policies issued by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding and in full force at the Closing Date.

    Section 1.16 Approval of Agreement. The board of directors of IHC has authorized the execution and delivery of this Agreement by IHC, has approved the transactions contemplated hereby and approved the submission of this Agreement and the transactions contemplated hereby to the stockholders of IHC for their unanimous approval with the recommendation that the reorganization be accepted.

    Section 1.17 Material Transactions or Affiliations. Except as disclosed herein and in the IHC Schedules, there exists no material contract, agreement or arrangement between IHC and any predecessor and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by IHC to own beneficially, ten percent (10%) or more of the issued and outstanding IHC Common Shares and which is to be performed in whole or in part after the date hereof. In all of such transactions, the amount paid or received, whether in cash, in services or in kind, has been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to IHC than terms available from otherwise unrelated parties in arms length transactions. There are no commitments by IHC, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

    Section 1.18 Labor Relations. IHC has never had a work stoppage resulting from labor problems. To the best knowledge of IHC, no union or other collective bargaining organization is organizing or attempting to organize any employee of IHC.

    Section 1.19 Previous Sales of Securities. Since inception, IHC has sold IHC Common Shares to investors in reliance upon applicable exemptions from the registration requirements under the laws of the jurisdiction of New York and all such sales (the "Sales") were made in accordance with the laws of said jurisdiction.

    Section 1.20 IHC Schedules. Upon execution hereof, IHC will deliver to Comstock the following schedules, which are collectively referred to as the "IHC Schedules" and which consist of separate schedules dated as of the date of this Agreement and instruments and data as of such date, all certified by the chief executive officer of IHC as complete, true and correct in all material respects:

              (a) copies of the articles of incorporation, bylaws and all minutes of shareholders' and directors' meetings of IHC;

              (b) the financial statements of IHC referenced hereinabove in Section 1.4;

              (c) a list indicating the name and address of the stockholders of IHC, together with the number of shares owned by them;

              (d) copies of all licenses, permits and other governmental authorizations, requests or applications therefor, pursuant to which IHC carries on or proposes to carry on its business (except those which in the aggregate, are immaterial to the present or proposed business of IHC);

              (e) a list of every debt, mortgage, security interest, pledge, lien, encumbrance or claim of any nature whatsoever in excess of $10,000 as may affect IHC, its properties or assets;

              (f) a list of all executive employees of IHC, including current compensation, with notation as to job description and whether or not such employee is subject to a written contract;

              (g) a description of all real and personal property owned by IHC, together with a description of every mortgage, deed of trust, pledge, lien, agreement, encumbrance, claim or equity interest of any nature whatsoever in such real and personal property;

              (h) copies of all material contracts, leases, agreements or other instruments to which IHC is a party or by which it or its properties are bound;

              (i) the name and location of each bank or other institution with which IHC has an account or safety deposit box and the names of all persons authorized to draw thereon or having access thereto;

              (j) a list of all patent applications, copyrights, trademarks, service marks and trade names that are pertinent in any manner whatsoever to the development, testing, registration, assembly, manufacture, use or sale of any products or services used in the business of IHC and in which either IHC or IHC's stockholders has or previously had any direct or indirect, equitable or legal right or interest;

              (k) a copy of all material documentation relating to the sale of IHC Common Shares by IHC to its present stockholders;

              (l)  a list of insurance policies referred to in
         Section 1.15;

              (m) a description of any material adverse change in the business operations, property, inventory, assets or condition of IHC since the most recent IHC balance sheet required to be provided pursuant to Section 1.7;

              (n) any other information, together with any required copies of documents required to be disclosed in the IHC Schedules by Sections 1.1 through 1.19.

    IHC shall cause the IHC Schedules and the instruments and data delivered to Comstock hereunder to be updated after the date hereof up to and including the Closing Date, as hereinafter defined.

                           ARTICLE II

            REPRESENTATIONS, COVENANTS AND WARRANTIES
                          OF COMSTOCK

    As an inducement to, and to obtain the reliance of IHC, Comstock represents and warrants as follows:

    Section 2.1 Organization. Comstock is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it are now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Comstock Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, amended articles of incorporation (collectively, hereinafter referred to as the "articles of incorporation") and bylaws of Comstock as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Comstock's articles of incorporation or bylaws. Comstock has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement. Comstock has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to consummate the transactions herein contemplate.

    Section 2.2 Capitalization. The authorized capitalization of Comstock consists of 500,000,000 shares of Common Stock, par value $0.001 per share. No Preferred Shares are authorized. As of the date hereof there are 500,000 common shares of Comstock issued and outstanding. As of the Closing Date, as defined herein, there will be no more than 500,000 common shares issued and outstanding and reserved for issuance (the "Comstock Common Shares") held by the then existing securities holders of Comstock. All issued and outstanding Comstock Common Shares have been legally issued, fully paid and are nonassessable.

    Section 2.3 Subsidiaries. Comstock has no subsidiary companies.

    Section 2.4  Financial Statements.

              (a) Included in the Comstock Schedules are the audited consolidated balance sheet of Comstock for the years ended December 31, 1996 and 1995 and the related statements of operations, stockholders' equity and cash flows for the year then ended, which are included in the schedules identified in Section 2.18(c).

              (b)  All such financial statements have been
         prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The Comstock balance sheets presents fairly as of their respective dates the financial condition of
         Comstock.   Comstock did not have as of the date of any
         of such Comstock balance sheets, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Comstock, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and changes in financial position reflect fairly the information required to be set forth therein by generally accepted accounting principles;

              (c) The books and records, financial and others, of Comstock are in all material respects complete and correct and have been maintained in accordance with good business accounting practices;

              (d) Comstock has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties);

              (e) As of the Closing Date, as defined herein the Comstock balance sheet and the notes thereto, shall reflect that Comstock has: (i) no receivables; (ii) no accounts payable; and (iii) no contingent liabilities, direct or indirect, matured or unmatured.

    Section 2.5 Information. The information concerning Comstock as set forth in this Agreement and in the Comstock Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

    Section 2.6 Absence of Certain Changes or Events. Except as described herein or in the Comstock Schedules, since December 31, 1996:

              (a) Comstock has not: (i) amended its articles of incorporation or bylaws; (ii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Comstock; (iii) made any material change in its method of management, operation or accounting; or (iv) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

              (b) Comstock has not: (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been cancelled as of the Closing Date; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; and

              (c) to the best knowledge of Comstock, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of Comstock.

    Section 2.7  Title and Related Matters.  As of the Closing
Date, Comstock will own no real, personal or intangible property.

    Section 2.8 Litigation and Proceedings. There are no actions, suits or proceedings pending or, to the best of Comstock's knowledge and belief, threatened by or against or affecting Comstock, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Comstock. Comstock does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

    Section 2.9  Contracts.  On the Closing Date:

              (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which Comstock is a party or by which it or any of its properties are bound;

              (b) Comstock is not a party to any contract, agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Comstock can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Comstock; and

              (c) Comstock is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director of Comstock; or
         (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate.

    Section 2.10 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Comstock is a party or to which any of its properties or operations are subject.

    Section 2.11 Material Contract Defaults. To the best of Comstock's knowledge and belief, Comstock is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Comstock, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Comstock has not taken adequate steps to prevent such a default from occurring.

    Section 2.12 Governmental Authorizations. To the best of Comstock's knowledge, Comstock has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Comstock of the transactions contemplated hereby.

    Section 2.13 Compliance With Laws and Regulations. To the best of Comstock's knowledge and belief, Comstock has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of Comstock or would not result in Comstock's incurring any material liability.

    Section 2.14 Insurance. Comstock has no insurable properties and no insurance policies will be in effect at the Closing Date, as hereinafter defined.

    Section 2.15 Approval of Agreement. The board of directors of Comstock and the holders of a majority of the issued and outstanding common shares of Comstock have authorized the execution and delivery of this Agreement by Comstock and has approved the transactions contemplated hereby.

    Section 2.16 Material Transactions or Affiliations. As of the Closing Date there will exist no material contract, agreement or arrangement between Comstock and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Comstock to own beneficially, ten percent (10%) or more of the issued and outstanding common stock of Comstock and which is to be performed in whole or in part after the date hereof. Comstock has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

    Section 2.17 Labor Relations. Comstock has never had a work stoppage resulting from labor problems. Comstock has no employees other than its officers and directors.

    Section 2.18 Comstock Schedules. Upon execution hereof, Comstock shall deliver to IHC the following schedules, which are collectively referred to as the "Comstock Schedules" which are dated the date of this Agreement, all certified by an officer of Comstock to be complete, true and accurate:

              (a) complete and correct copies of the articles of incorporation and bylaws of Comstock as in effect as of the date of this Agreement;

              (b) copies of all financial statements of Comstock identified in Section 2.4(a);

              (c) the description of any material adverse change in the business, operations, property, assets, or condition of Comstock since June 30, 1996 required to be provided pursuant to Section 2.6; and

              (d) any other information, together with any required copies of documents, required to be disclosed in the Comstock Schedules by Sections 2.1 through 2.17.

         Comstock shall cause the Comstock Schedules and the instruments to be delivered to IHC hereunder to be updated after the date hereof up to and including the Closing Date.

                           ARTICLE III

                       EXCHANGE PROCEDURE

    Section 3.1 Share Exchange/Delivery of IHC Securities. On the Closing Date, the holders of the IHC Common Shares shall deliver to Comstock (i) certificates or other documents evidencing all of the issued and outstanding IHC Common Shares, duly endorsed in blank or with executed stock power attached thereto in transferrable form and (ii) investment letters, the form of which is attached hereto as Exhibit "B". On the Closing Date, all previously issued and outstanding shares of common stock of IHC shall be canceled and all rights in respect thereof shall cease and IHC, the New York corporation, shall cease to exist.

    Section 3.2 Issuance of Comstock Common Shares. (a) In exchange for all of the IHC Common Share tendered pursuant to
Section 3.1, Comstock shall issue an aggregate of 4,500,000 "restricted" Comstock Common Shares to the IHC shareholders on a one for one basis.

    (b) No fractional Comstock Common Shares shall be issued pursuant to this Section 3.2. In lieu of such fractional shares, all shares to be issued shall be rounded up or down to the nearest whole share.

    Section 3.3 Events Prior to Closing. Upon execution hereof or as soon thereafter as practical, management of Comstock and IHC shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced hereinbelow.

    Section 3.4 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be as of the date in which all of the shareholders of Comstock and IHC have approved the terms of this Agreement ("Closing Date"), all conditions to Closing referenced hereinabove, as well as in Section 6.6 below, have been satisfied or waived by IHC and all documentation referenced herein is delivered to the respective party herein, unless a different date is mutually agreed to in writing by the parties hereto.

    Section 3.5  Termination.

         (a) This Agreement may be terminated by the board of directors of either Comstock or IHC at any time prior to the Closing Date if:

              (i) there shall be any action or proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or

              (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions; or

              (iii) the conditions described in Section 6.6 below have not been satisfied in full.

    In the event of termination pursuant to this paragraph (a) of this Section 3.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated;

         (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Comstock if IHC shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of IHC contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days' written notice thereof is given to IHC. If this Agreement is terminated pursuant to this paragraph (b) of this Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder; and

         (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of IHC if Comstock shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Comstock contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Comstock. If this Agreement is terminated pursuant to this paragraph (c) of Section 3.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.

    Section 3.6 Directors of Comstock. Upon the Closing, the present members of Comstock's Board of Directors shall tender their resignations seriatim so that the following persons are appointed directors of Comstock in accordance with procedures set forth in the Comstock bylaws: Anthony E. Gurino, Dennis Sommeso, Johanna Stanziale and Angelo Gurino, Sr.. Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his or her earlier death, resignation or removal.

    Section 3.7 Officers of Comstock. Upon the Closing, the present officers of Comstock shall tender their resignations and simultaneous therewith, the following persons shall be elected as officers of Comstock in accordance with procedures set forth in the Comstock bylaws:

              NAME                          OFFICE
         Anthony E. Gurino        Chief Executive Officer,
                                  President and Corporate
                                  Secretary

         Angelo Gurino            Vice President and Treasurer

         Dennis Sommeso           Assistant Secretary

                           ARTICLE IV

                        SPECIAL COVENANTS

    Section 4.1 Access to Properties and Records. Comstock and IHC will each afford to the officers and authorized representatives of the other full access to the properties, books and records of Comstock and IHC, as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Comstock and IHC, as the case may be, as the other shall from time to time reasonably request.

    Section 4.2 Availability of Rule 144. Each of the parties acknowledge that the stock of Comstock to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in Rule 144 promulgated pursuant to the Securities Act. Comstock is under no obligation to register such shares under the Securities Act, or otherwise. Notwithstanding the foregoing, however, following the Closing Date, Comstock will use its best efforts to: (a) make publicly available on a regular basis not less than semi-annually, business and financial information regarding Comstock so as to make available to the shareholders of Comstock the provisions of Rule 144 pursuant to subparagraph (c)(2) thereof; and (b) within ten (10) days of any written request of any stockholder of Comstock, Comstock will provide to such stockholder written confirmation of compliance with such of the foregoing subparagraph as may then be applicable. The stockholders of Comstock holding restricted securities of Comstock as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

    Section 4.3 Information for Comstock Public Reports. IHC will furnish Comstock with all information concerning IHC and the IHC Stockholders, including all financial statements, required for inclusion in any registration statement or public report intended to be filed by Comstock pursuant to the Securities Act, the Exchange Act, or any other applicable federal or state law. IHC covenants that all information so furnished for either such registration statement or other public release by Comstock, including the financial statements described in Section 1.4, shall be true and correct in all material respects without omission of any material fact required to make the information stated not misleading.

    Section 4.4 Special Covenants and Representations Regarding the Comstock Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the Comstock Common Shares to the stockholders of IHC as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the IHC stockholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing, IHC shall cause to be delivered, and the IHC stockholders shall deliver to Comstock, the investment letter referenced in Section 3.1.

    Section 4.5 Third Party Consents. Comstock and IHC agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

    Section 4.6  Actions Prior to Closing.

              (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Comstock or IHC Schedules or as permitted or contemplated by this Agreement, IHC will each use its best efforts to:

                   (i) carry on its business in substantially the same manner as it has heretofore;

                   (ii)  maintain and keep its properties in
              states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                   (iii)  maintain in full force and effect
              insurance comparable in amount and in scope of coverage to that now maintained by it;

                   (iv)  perform in all material respects all of
              its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

                   (v)  maintain and preserve its business
              organization intact, to retain its key employees and to maintain its relationship with its material suppliers and customers; and

                   (vi)  fully comply with and perform in all
         material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities.

              (b) From and after the date of this Agreement until the Closing Date, neither Comstock nor IHC will, without the prior consent of the other party:

                   (i) except as otherwise specifically set forth herein, make any change in their respective certificates or articles of incorporation or bylaws;

                   (ii)  declare or pay any dividend on its
              outstanding shares of capital stock, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

                   (iii)  enter into or amend any employment,
              severance or similar agreements or arrangements with any directors or officers;

                   (iv)  grant, confer or award any options,
              warrants, conversion rights or other rights not existing on the date hereof to acquire any shares of its capital stock; or

                   (v)  purchase or redeem any shares of its
              capital stock, except as disclosed herein.

    Section 4.9  Indemnification.

              (a) IHC hereby agrees to indemnify Comstock and each of the officers, agents and directors of Comstock as of the date of execution of this Agreement against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of 18 months; and

              (b) Comstock and its officers and directors hereby agrees to indemnify IHC and each of the officers, agents, directors and current shareholders of IHC as of the

         Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement and particularly the representation regarding no liabilities referred to in Section 2.4(b). The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for a period of 18 months.

                            ARTICLE V

              CONDITIONS PRECEDENT TO OBLIGATIONS
                          OF COMSTOCK

    The obligations of Comstock under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

    Section 5.1 Accuracy of Representations. The representations and warranties made by IHC in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and IHC shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by IHC prior to or at the Closing. Comstock shall be furnished with a certificate, signed by a duly authorized officer of IHC and dated the Closing Date, to the foregoing effect.

    Section 5.2 Stockholder Approval. The stockholders of IHC shall have unanimously approved this Agreement and the transactions contemplated thereby as described in Section 4.1.

    Section 5.3 Officer's Certificate. Comstock shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of IHC to the effect that: (a) the representations and warranties of IHC set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) IHC has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied
or complied with by it as of the Effective Date;   (c) since the
date of IHC's unaudited Balance Sheet of December 31, 1996, there has not been any materially adverse change in the business, prospects, properties or financial condition of IHC; (d) since such date and other than as previously disclosed to Comstock, IHC has not entered into any material transaction other than transactions which are usual and in the ordinary course of its business; and (e) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of IHC, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the IHC Schedules, by or against IHC which might result in any material adverse change in any of the assets, properties, business or operations of IHC.

    Section 5.4 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of IHC.

    Section 5.5 Opinion of Counsel to IHC. Comstock shall receive an opinion dated the Closing Date of the Law Offices of Richard I. Anslow, counsel to IHC, in substantially the following form:

              (a) IHC is a corporation duly organized, validly existing, and in good standing under the laws of New York and has the corporate power and is duly authorized, qualified, franchised and licensed under all material applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to conduct its business as now conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;

              (b) To the best knowledge of such legal counsel, the execution and delivery by IHC of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of IHC's articles of incorporation or bylaws or violate any court order, writ, injunction or decree applicable to IHC, or its properties or assets;

              (c) The authorized capitalization of IHC consists of 50,000,000 Common Shares, $0.01 par value per share, and 5,000,000 Preferred Shares, $0.01 par value per share. As of the Closing Date, all of the authorized common shares will be issued and outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemp-tive rights of any person. Except as set forth in the IHC Schedules, to the best knowledge of such legal counsel, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating IHC to issue any additional shares of any class of its capital stock.

              (d) This Agreement has been duly and validly authorized, executed and delivered by IHC;

              (e) To the best knowledge of such legal counsel, except as set forth in the IHC Schedules, there are no actions, suits or proceedings pending or threatened by or against or affecting IHC or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind;

              (f) IHC has taken all actions required by the applicable laws of New York to permit the transfer of the IHC Common Shares to Comstock.

    Section 5.6 Other Items. Comstock shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Comstock may reasonably request.

                           ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF IHC

         The obligations of IHC under this Agreement are subject to the satisfaction, at or before the Closing Date (unless otherwise indicated herein), of the following conditions:

    Section 6.1 Accuracy of Representations. The representations and warranties made by Comstock in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Comstock shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Comstock prior to or at the Closing. IHC shall have been furnished with a certificate, signed by a duly authorized executive officer of Comstock and dated the Closing Date, to the foregoing effect.

    Section 6.2 Officer's Certificate. IHC shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Comstock to the effect that: (a) the representations and warranties of Comstock set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) Comstock has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date; (c) since the date of Comstock's audited Balance Sheet of December 31, 1996, there has not been any materially adverse change in the business, prospects, properties or financial condition of Comstock; (d) since such date, Comstock has not entered into any material transaction other than transactions which are usual and in the ordinary course of its business; and (e) no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Comstock, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the Comstock Schedules, by or against Comstock which might result in any material adverse change in any of the assets, properties, business or operations of Comstock.

    Section 6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Comstock.

    Section 6.5 Opinion of Counsel to Comstock. IHC shall receive an opinion dated the Closing Date of Andrew I. Telsey, P.C., counsel to Comstock, in substantially the following form:

              (a) Comstock is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualifi-cation to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;

              (b) To the best knowledge of such legal counsel, the execution and delivery by Comstock of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of Comstock's articles of incorporation or bylaws or constitute a default or give rise to a right of termination, cancellation or acceleration under any material mortgage, indenture, deed of trust, license agreement or other obligation or violate any court order, writ, injunction or decree applicable to Comstock or its properties or assets;

              (c) The authorized capitalization of Comstock consists of 500,000,000 shares of Common Stock, par value $0.001 per share. As of the Closing Date, there will be no more than 500,000 common shares issued and outstanding and reserved for issuance held by the then existing securities holders of Comstock. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemp-tive rights of any person.

              (d) The Comstock Common Shares to be issued to the IHC stockholders pursuant to the terms of this Agreement will be, when issued in accordance with the terms hereof, legally issued, fully paid and non-assessable;

              (e) This Agreement has been duly and validly authorized, executed, and delivered and constitutes the legal and binding obligation of Comstock, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

              (f) To the best knowledge of such counsel, except as set forth in the Comstock Schedules, there are no actions, suits or proceedings pending or threatened by or against Comstock or affecting Comstock's properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind; and

              (g) Comstock has taken all actions required by the applicable laws of the state of Nevada to permit the issuance of the Comstock Common Shares to the IHC stock-holders.

    Section 6.6 Additional Conditions to Closing. In addition to the obligations contained herein, a majority of Comstock's shareholders shall adopt and approve amendments to the Comstock Articles of Incorporation, changing the name of Comstock to "Iron Holdings, Inc." (or such other name as may be available and acceptable to management of IHC) and further authorizing 10,000,000 shares of Preferred Stock, par value $0.10 per share, for issuance in the future.

    Section 6.7 Compliance with Reporting Requirements. As of the Closing Date, Comstock shall be current in and in compliance with all requirements of all filings required to be tendered to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

    Section 6.8  Other Items.   IHC shall have received such
further documents, certificates, or instruments relating to the transactions contemplated hereby as IHC may reasonably request.

                           ARTICLE VII

                          MISCELLANEOUS

    Section 7.1 Brokers and Finders. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person not listed in Schedule 7.1 for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

    Section 7.2 Law. Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada, except as the corporate law of New York applies to IHC and as US federal law may be applicable.

    Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

         If to Comstock:          Andrew I. Telsey, Esq.
                                  2851 S. Parker Rd., Su. 720
                                  Aurora, CO 80014

         If to IHC:               Board of Directors
                                  Iron Holdings Corp.
                                  88-09 103rd Avenue
                                  Ozone Park, NY  11417
                                  Attention:  Anthony E. Gurino,
                                  President

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

    Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

    Section 7.5 Confidentiality. Each party hereto agrees with the other parties that, unless and until the reorganization contem-plated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

    Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

    Section 7.7 Third Party Beneficiaries. This contract is solely among Comstock and the IHC Parties and, except as specifi-cally provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

    Section 7.8 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

    Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

    Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

    Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

    Section 7.12 Incorporation of Recitals. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

    Section 7.13 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation therefor.

    Section 7.14 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

    Section 7.15 Benefit. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

    Section 7.16 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

    Section 7.17 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

    Section 7.18 Failure of Conditions; Termination. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

    Section 7.19 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

    Section 7.20 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

    IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                             COMSTOCK TAILINGS COMPANY,
                             INCORPORATED
ATTEST:


s/Suzanne Maish               By: s/Joel Feinberg
Secretary                         Joel Feinberg, President

ATTEST:                      IRON HOLDINGS CORP.



s/Dennis Sommeso              By: s/Anthony E. Gurino
Secretary or                     Anthony E. Gurino, President
Assistant Secretary

IHC SHAREHOLDERS


s/Anthony Gurino
Anthony Gurino

s/Angelo Gurino
Angelo Gurino

s/Dennis Sommeso
Dennis Sommeso

s/Johanna Stanziale
Johanna Stanziale

                           EXHIBIT "A"


                    LIST OF IHC SHAREHOLDERS



Name                                        # of Shares

Anthony Gurino                               2,000,000
Angelo Gurino                           2,000,000
Dennis Sommeso                                 490,000
Johanna Stanziale                          10,000

    TOTAL                               4,500,000

                            EXHIBIT "B"


                    FORM OF INVESTMENT LETTER

                       INVESTMENT LETTER


March 31, 1997



Comstock Tailings Company, Incorporated
2692 Juniper
Boulder, Colorado 80304

Gentlemen:

The undersigned herewith deposits certificate(s) for shares of common stock of Iron Holdings Corp., a New York corporation, ("IHC"), as described below (endorsed, or having executed stock powers attached) in acceptance of and subject to the terms and conditions of that certain Agreement and Plan of Share Exchange (the "Agreement"), between Comstock Tailings Company, Incorporated and IHC, dated March 31, 1997, receipt of which is hereby acknowledged, in exchange for shares of Common Stock of Comstock (the "Exchange Shares"). If any condition precedent to the Agreement is not satisfied within the relevant time parameters established in the Agreement (or any extension thereof), the certificate(s) are to be returned to the undersigned.

The undersigned hereby represents, warrants, covenants and agrees with you that, in connection with the undersigned's acceptance of the Exchange Shares and as of the date of this letter:

    1. The undersigned is aware that his, her or its acceptance of the Exchange Shares is irrevocable, absent an extension of the Expiration Date of any material change to any of the terms and conditions of the Agreement.

    2. The undersigned warrants full authority to deposit all shares refereed to above and Comstock will acquire a good and unencumbered title thereto.

    3. The undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of the undersigned.

    4. By execution hereof, the undersigned hereby confirms that the IHC common stock to be received in exchange for Comstock common stock (the "Securities"), will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By execution hereof, the undersigned further represents the undersigned does not have any contract, undertaking, agreement or arrangement with any third party, with respect to any of the Securities.

    5.  The undersigned understands that the Securities are being

Comstock Tailings Company, Incorporated
March ___, 1997
Page 32


issued pursuant to available exemption thereto and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. The undersigned understands that no registration statement has been filed with the United States Securities and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder such as the undersigned by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. The undersigned understands that he/she/it cannot sell the Securities unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection the undersigned understands that the Company has advised the Transfer Agent for the Common Shares that the Securities are "restricted securities" under the 1933 Act and that they may not be transferred by the undersigned to any person without the prior consent of the Company, which consent of the Company will require an opinion of counsel to the effect that, in the event the Securities are not registered under the 1933 Act, any transfer as may be proposed by the undersigned must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, the undersigned acknowledges that a legend to the following effect will be placed upon the certificate representing the Securities and that the Transfer Agent has been advised of such facts:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO
         THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAIL-ABILITY OF WHICH MUST BE ESTABLISHED TO THE SATIS-FACTION OF THE COMPANY.

    The undersigned understands that the foregoing legend on his/her its certificate for the Common Shares limits their value, including their value as collateral.

    6. The undersigned represents that he/she/it is experienced in evaluation and investing in securities of companies in the development stage and acknowledges that he/she it is able to fend for itself, can bear the economic risk of this investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

Comstock Tailings Company, Incorporated
March __, 1997
Page 33


    In Witness Whereof, the undersigned has duly executed this Investment Letter as of the date indicated hereon.

Dated: March 31, 1997

Very truly yours,



____________________________
(signature)



____________________________
(print name in full)



____________________________
(street address)



____________________________
(city, state, zip)



____________________________
(social security number or
 employer identification no.)

                       IRON HOLDINGS CORP.


                    EXHIBIT 16.0 TO FORM 8-K


                      LETTER OF RESIGNATION

     OF REGISTRANT'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

                      KISH, LEAKE & ASSOCIATES, P.C.

                       Certified Public Accountants


J.D. Kish, C.P.A., M.B.A.               7901 E. Belleview Ave., Suite 220
James D. Leake, C.P.A., M.T.                    Englewood, Colorado 80111
____________________________                     Telephone (303) 779-5006
Arleen R. Brogan, C.P.A.                         Facsimile (303) 779-5724





April 15, 1997



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549

We would like to inform you that we have read the disclosures provided by Iron HOldings Corp., f/k/a Comstock Tailings Company, Inc. in its filing of Form 8-K dated April 15, 1997 and that there are no disagreements regarding the statements made under Item 4 - Changes in Registrant's Certifying Accountant.



Sincerely,

Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.